Exhibit 99.1

©2021 ® Swap&Go Refueling electric vehicles in seconds Confidential 20211

Before we begin, during this presentation, we will be making forward-looking statements. Gogoro’s actual results may differ materially from those expressed in or indicated by such forward-looking statements. For a description of risk factors associated with investing in Gogoro, please refer to our recent filings with the Securities and Exchange Commission. Gogoro specifically disclaims any obligation to update any forward-looking statements, except as required by law. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. This presentation includes certain non-IFRS financial measures. We refer you to the full disclaimer in the presentation and urge you to read the Form F-4 that has been filed with the Securities and Exchange Commission and any amendments thereto. ©2021 2

Disclaimer About this Presentation: For the purposes of this notice, the “presentation” that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of Poema Global Holdings Corp. (“PPGH”) or Gogoro Inc. (the “Company” or “Gogoro”) or any person on their behalf, the question and answer session that follows that oral presentation, hard copies of this document and any materials distributed at, or in connection with, that presentation. This presentation has been prepared for the purposes of familiarizing investors with the potential business combination between Gogoro and PPGH and related transactions (collectively, the “Proposed Transactions”) and for no other purpose. This presentation does not purport to contain all information that may be required or relevant to an evaluation of the Proposed Transactions, and you will be responsible for conducting any investigations and analysis that you deem appropriate and for seeking independent advice as to the legal, tax, accounting, financial, credit and other related advice with respect to the Proposed Transactions. PPGH and the Company reserve the right to amend or replace this presentation at any time but none of PPGH and the Company, their respective subsidiaries, affiliates, legal advisors, financial advisors or agents shall have any obligation to update or supplement any content set forth in this presentation or otherwise provide any additional information to you in connection with the Proposed Transactions should circumstances, management’s estimates or opinions change or any information provided in this presentation become inaccurate. No Offer or Solicitation: This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, consent or approval in any jurisdiction in connection with the Proposed Transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. PPGH and the Company reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. No Representations or Warranties: No representations or warranties, express or implied are given in, or in respect of, this presentation or as to the accuracy, reasonableness or completeness of the information contained in or incorporated by reference herein, or as to the value that may be realized in connection with the Proposed Transactions, or the legal, regulatory, tax, financial, accounting or other effects of the Proposed Transactions. To the fullest extent permitted by law, in no circumstances will PPGH, the Company or any of their respective affiliates, directors, officers, employees, members, partners, shareholders, advisors or agents have any liability arising from the use of this presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of the Company, PPGH or any of their respective affiliates, directors, officers, employees, members, partners, shareholders, advisors or agents has independently verified the data obtained from these sources or makes any representation or warranty with respect to the accuracy of such information. You are not to construe its contents, or any prior or subsequent communications from or with PPGH, the Company or their respective representatives as investment, legal or tax advice. In addition, this presentation does not purport to be all inclusive or to contain all of the information that may be ©2021 3

Disclaimer (Continued) required to make a full analysis of the Company, PPGH or the Proposed Transactions. You should make your own evaluation of the Company, PPGH or the Proposed Transactions and of the relevance and adequacy of the information and should make such other investigations as you deem necessary. You are not entitled to rely on the accuracy or completeness of this presentation and are entitled to rely solely on only those particular representations and warranties, if any, which may be made by PPGH or the Company to you or other third party in a definitive written agreement, when, and if executed, and subject to the limitations and restrictions as may be specified therein. The parties involved in the Proposed Transactions, any representations, warranties, agreements or covenants between you and any parties involved in the Proposed Transactions will be set forth in definitive agreements by and among such persons. The Company and PPGH disclaim any duty to update the information contained in this presentation. Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the federal securities laws, opinions and projections prepared by the Company’s and PPGH’s management. All statements other than statements of historical fact contained in this presentation, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Company, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. You can identify forward-looking statements because they contain words such as “outlook,” “believe,” “expect,” “ will,” “ projected,” “continue,” “ increase,” “suggest,” “target,” “may,” “should,” “could,” “would,” “seek,” “predict,” “intend,” “trend,” “plan,” “estimate,” “forecast,” “anticipate” or the negative version of these words or other comparable words and/or similar expressions that concern the Company’s or PPGH’s strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements, opinions and projections are neither historical facts nor assurances of future performance. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of future financial and operating results, plans, objectives, and expectations, projections of market opportunity and market share, timing for establishing joint ventures in India, the number of active subscribers, future operations, ability to compete, ability and timing for expanding into other markets including China and India, cumulative customer lifetime value, products and services, the timing and potential benefits of the Proposed Transactions and the potential success of the Company and PPGH following the Proposed Transactions. Instead, they are based only on the Company’s and PPGH’s current beliefs, expectations and assumptions regarding the future of their business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s or PPGH’s control. Actual results and condition (financial or otherwise) may differ materially from those indicated in the forward-looking statements. This presentation contains financial forecasts for the Company with respect to certain financial results for the Company’s fiscal years 2021 through 2024 for illustrative purposes. Neither PPGH’s nor the Company’s independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, certain of which risks are identified on page 4 of this presentation. While such information and projections are necessarily speculative, PPGH and the Company believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. All subsequent written and oral forward-looking statements concerning the Company and PPGH, the Proposed Transactions or other matters and attributable to the Company and PPGH or any person acting on their behalf are expressly ©2021 4

Disclaimer (Continued) qualified in their entirety by the cautionary statements above. Neither the independent registered public accounting firm of PPGH nor the independent registered public accounting firm of the Company have audited, reviewed, compiled, or performed any procedures with respect to the projections in connection with inclusion of such projections in this presentation and, accordingly, neither of them have expressed any opinion or provided any other form of assurance or validation with respect thereto for the purpose of this presentation. Neither the Company nor PPGH undertakes any commitment to update or revise the projections, whether as a result of new information, future events or otherwise. As described above, forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Certain material risk factors are identified on page 4 of this presentation. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible to predict all risks, nor assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause the Company’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. In addition, the analyses of PPGH and the Company contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Company, PPGH or any other entity. There may be additional risks that neither the PPGH nor the Company presently know or that the PPGH and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s and the PPGH’s assessment as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Non-IFRS Financial Measures: This presentation includes certain non-IFRS financial measures on a historical and forward-looking basis such as EBITDA, EBITDA margin. These non-IFRS measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with IFRS and should not be considered as an alternative to any performance measures derived in accordance with IFRS. The Company believes that these non-IFRS measures of future financial results provide useful supplemental information to investors about the Company and its management uses such forward-looking non-IFRS measures to evaluate the Company's projected financials and operating performance. However, there are a number of limitations related to the use of these non-IFRS measures and their nearest IFRS equivalents and other companies may calculate non-IFRS measures differently, or may use other measures to calculate their financial similarly titled measures of other companies. Additionally, the forward-looking non-IFRS financial measures provided are presented on a non-IFRS basis without reconciliations of such measures due to the uncertainty and inherent difficulty of predicting occurrences, their financial impact, and the periods in which adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. You should be aware that presentation of these measures in this presentation may not be comparable to similarly titled measures used by other companies which may be defined and calculated differently. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that PPGH or Gogoro, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Please refer to page 92 of this presentation for a reconciliation of “Consolidated EBITDA” to the nearest equivalent IFRS measures. ©2021 5

Disclaimer (Continued) Industry and Market Data: This presentation also contains information, estimates and other statistical data derived from third party sources. Such information involves a number of assumptions and limitations and due to the nature of the techniques and methodologies used in market research, and the third party sources cannot guarantee the accuracy of such information. You are cautioned not to give undue weight on such estimates. Neither PPGH nor the Company has independently verified such third party information, and makes no representation, express or implied, as to the accuracy, completeness, timeliness, reliability or availability of, such third party information. PPGH and the Company may have supplemented such information where necessary, taking into account publicly available information about other industry participants. Trademarks: This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and the Company’s and PPGH’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but the Company, PPGH and their affiliates will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Important Information About the Proposed Transactions and Where to Find It: In connection with the Proposed Transactions, the Company has filed a Form F-4 and prospectus with the SEC, and PPGH intends to file a proxy statement which will be used at the meeting of PPGH shareholders to approve the Proposed Transactions. Investors and security holders of PPGH and the Company are urged to read the proxy statement/prospectus, any amendments thereto and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they contain, or will contain, important information about the Company, PPGH and the Proposed Transactions. The definitive proxy statement will be mailed to shareholders of PPGH as of a record date to be established for voting on the Proposed Transactions. Investors and security holders will also be able to obtain copies of the proxy statement/prospectus on Form F-4 and other documents containing important information. Documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov. Participants in the Solicitation: PPGH and the Company, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from PPGH’s shareholders in connection with the Proposed Transactions. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transactions will be contained in the proxy statement when available. You may obtain free copies of the proxy statement/prospectus as described in the preceding paragraph. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY OF ANY OTHER U.S. OR NON-U.S. JURISDICTION NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. ©2021 6

Risk Factors The risks presented below are certain of the general risks related to Gogoro Inc.’s (“Gogoro”) business and industry and the proposed transaction and are not exhaustive. The list below is qualified in its entirety by disclosures to be contained in the Company’s Form F-4 and any amendments thereto and in other future filings by Gogoro or by third parties (including Poema Global Holdings Corp. (“Poema” or “PPGH”) with respect to Gogoro, with the Securities and Exchange Commission (“SEC”). These risks speak only as of the date of this presentation and we make no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from and will be more extensive than those presented below. The risks described below are not the only ones we face. Additional risks that we currently do not know about or that we currently believe to be immaterial may also impair our business, results of operations or financial condition. You should review the investor presentation and perform your own due diligence prior to making an investment in Gogoro, Poema or the surviving company. Risks Related to Gogoro’s Business: • Gogoro is an early-stage company with a history of operating losses and expects to incur significant expenses and continuing losses at least for the near and medium term. • Gogoro’s forecasts and projections are based upon assumptions, analyses and internal estimates developed by its management. If these assumptions, analyses or estimates prove to be incorrect or inaccurate, Gogoro’s actual operating results may differ materially and adversely from those forecasted or projected. • If Gogoro fails to execute its growth strategy or manage growth effectively, its business, financial condition and results of operations would be adversely affected. • Gogoro’s financial results may vary significantly from period to period due to fluctuations in its operating costs or expenses and other foreseeable or unforeseeable factors. • Gogoro may experience delays in launching and ramping the production of its products and features, or Gogoro may be unable to control its manufacturing costs. • Failure to effectively expand Gogoro’s sales and marketing capabilities could harm its ability to increase its customer base and achieve broader market acceptance of its solutions. • Gogoro relies on a limited number of vendors, suppliers and manufacturers. A loss of any of these partners could negatively affect Gogoro’s business, or they may fail to deliver components according to schedules, prices, quality and volumes that are acceptable to Gogoro, or Gogoro may be unable to manage these components effectively. • If Gogoro fails to expand effectively into new markets, including India, the People’s Republic of China (“PRC”) and Indonesia, its revenues and business may be negatively affected. • Gogoro may attempt to enter into strategic collaborations or alliances, including forming joint ventures, in locations such as India, the PRC and Indonesia and if Gogoro is unsuccessful in such strategic collaborations or alliances, Gogoro may fail to realize expected benefits from such transactions or such transactions could harm Gogoro’s existing business. • Gogoro’s success depends on its ability to develop and maintain relationships with its partners, including its OEM partners. • Gogoro’s business is subject to risks associated with construction, cost overruns and delays, and other contingencies that may arise in the course of completing installations, and such risks may increase in the future as Gogoro expands the scope of such services with other parties. • Increases in costs, disruption of supply or shortage of materials, in particular for lithium-ion cells and metals, could harm Gogoro’s business. • If Gogoro fails to offer high-quality support to the battery swapping stations and station suppliers, or fails to maintain strong user experience, its business and reputation will suffer. • If Gogoro is unable to attract and retain key employees and hire qualified management, technical, engineering and sales personnel, its ability to compete and successfully grow its business would be harmed. • Gogoro expects to incur research and development costs and devote significant resources to developing new products, which could significantly reduce its profitability and may never result in revenue to Gogoro. • Gogoro may not be able to accurately plan its production based on its sales contracts, which may result in carrying excess raw material inventory. • Gogoro may experience issues with battery cells or other components, which may harm the production and profitability of its energy storage products. • Gogoro may be subject to declining average selling prices, which may harm its revenue and gross profits. • Gogoro’s products and services may be impacted by service disruptions, outages, errors and performance problems. These disruptions, outages, and other performance problems may result in material and adverse impacts to Gogoro’s business and operations. • Gogoro’s technology could have undetected defects, errors or bugs in hardware, firmware or software, which could reduce market adoption, damage Gogoro’s reputation with current or prospective customers, and/or expose Gogoro to product liability and other claims that could materially and adversely affect its business. • Gogoro’s insurance coverage strategy may not be adequate to protect it from all business risks. • Gogoro may choose to or be compelled to undertake product recalls or take other similar actions. • Any legal proceedings or claims against Gogoro could be costly and time-consuming to defend and could harm its reputation regardless of the outcome. • Growing Gogoro’s customer base depends upon the effective operation of its mobile applications with mobile operating systems, networks and standards that Gogoro does not control. • Gogoro’s business will depend on customers renewing their services subscriptions. If customers do not continue to use Gogoro’s subscription offerings, its business, financial condition and results of operations will be adversely affected. • Gogoro may be unable to leverage customer data in all geographic locations, and this limitation may impact research and development operations. • Gogoro’s battery swapping stations are often located in areas that are publicly accessible and may be exposed to vandalism or misuse by customers or other individuals, which would increase Gogoro’s replacement and maintenance costs. • Should Gogoro pursue acquisitions in the future, it would be subject to risks associated with acquisitions. • Changes in subscriptions or pricing models may not be reflected in near-term operating results. • Gogoro may need to raise additional funds and these funds may not be available when needed or may be available only on unfavorable terms. • Gogoro is exposed to fluctuations in currency exchange rates. • Gogoro faces risks related to health pandemics, including the COVID-19 pandemic, which could have a material adverse effect on Gogoro’s business and results of operations. • Gogoro faces strong competition for its products and services from a growing list of established and new competitors. • Gogoro faces substantial political risks associated with doing business in Taiwan and in the PRC, including obtaining certain approvals from the Investment Commission of the Ministry of Economic Affairs in Taiwan, particularly due to the relationship between Taiwan and the PRC. • Gogoro’s estimates of market opportunity and forecasts of market growth may prove to be inaccurate. • Concentration of ownership among Gogoro’s existing executive officers, directors and their affiliates may prevent new investors from influencing significant corporate decisions. ©2021 7

Risk Factors (Continued) Risks Related to EV and PTW Market • Changes to fuel economy standards or the success of alternative fuels may negatively impact the EV market and thus the demand for Gogoro’s products and services. • Gogoro’s growth and success are highly correlated with and thus dependent upon the continuing rapid adoption of and demand for EVs and PTWs. • The EV and PTW markets are characterized by rapid technological change, which requires Gogoro to continue to develop new products and product innovations. Any delays in such development could adversely affect market adoption of Gogoro’s products and Gogoro’s financial results. • The current lack of industry standards may lead to uncertainty, additional competition and further unexpected costs. • The EV market currently benefits from the availability of rebates, tax credits and other financial incentives from governments, utilities and others to offset the purchase or operating cost of EVs and EV battery swapping stations. The reduction, modification or elimination of such benefits could adversely affect Gogoro’s financial results. Risks Related to Gogoro’s Technology, Intellectual Property and Privacy • Gogoro’s business may be adversely affected if it is unable to protect its technology and intellectual property from unauthorized use by third parties. • Gogoro’s patents may expire and may not be extended, and Gogoro’s currently pending or future patent applications may not be granted. • Computer malware, viruses, ransomware, hacking, phishing attacks and similar disruptions could result in security and privacy breaches and interruption in service, which could harm Gogoro’s business. • Gogoro may need to defend against intellectual property infringement or misappropriation claims, which may be time-consuming and expensive. In the event that Gogoro fails to successfully defend any such claims, Gogoro’s business may be temporarily suspended or permanently impacted. • Interruptions, delays in service or inability to increase capacity, including internationally, at third-party data center facilities could impair the use or functionality of Gogoro’s subscription services, harm Gogoro’s business and subject Gogoro to liability. Risks Related to the Regulatory Environment • Gogoro faces risks associated with maintaining and expanding its international operations, including unfavorable and uncertain regulatory, political, economic, tax and labor conditions. • Any failure by Gogoro to comply with laws or regulations relating to privacy, data protection, cybersecurity, and consumer protection of the jurisdictions in which it operates or where its products are sold may harm Gogoro. • Existing and future environmental health and safety laws and regulations could result in increased compliance costs or additional operating costs or construction costs and restrictions. Failure to comply with such laws and regulations may result in substantial fines or other limitations that may adversely impact Gogoro’s financial condition or results of operation. • Although Gogoro is not regulated as a utility company, changes in regulations may subject it to regulation as a utility or otherwise require Gogoro to comply with utility-style regulations and limitations. • Gogoro may be subject to various governmental export control and trade sanctions and regulations that could impair our ability to compete in international markets or subject Gogoro to liability if it violates these controls. • Gogoro’s business activities may be subject to the United States Foreign Corrupt Practices Act (FCPA) and similar anti-bribery and anti-corruption laws and anti-money laundering laws, including laws of other countries in which Gogoro operates. Compliance with these legal requirements could limit Gogoro’s ability to compete in foreign markets and subject Gogoro to liability if it violates them. • Gogoro is subject to evolving laws and regulations that could impose substantial costs, legal prohibitions or unfavorable changes upon its operations or products. • Failure to comply with laws relating to employment could subject Gogoro to penalties and other adverse consequences. • Gogoro’s management has limited experience in operating a public company. Gogoro will incur significantly increased costs and devote substantial management time as a result of operating as a public company. • Because Gogoro is incorporated under the laws of the Cayman Islands and its executive offices are located in Taiwan, you may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. Federal courts may be limited. • Gogoro currently reports its financial results under IFRS, which differs in certain significant respect from U.S. generally accepted accounting principles. Risks Related to Doing Business in Taiwan • · Gogoro’s business may be adversely affected by the changes of governmental policy and subsidy program in Taiwan electric scooters market. • Gogoro’s Taiwan subsidiaries bear product liabilities for damages caused by its products under Taiwan regulations on consumer protection. • Gogoro’s business involves the personal data of its customers, and is subject to the restrictions and requirements under Taiwan regulations on the personal data protection. • Any lack of requisite approvals, licenses, permits or filings or failure to comply with any requirements of Taiwan laws, regulations and policies may materially and adversely affect Gogoro’s daily operations. • Gogoro faces economic and political risks associated with doing business in Taiwan, particularly due to the geopolitical tension between Taiwan and PRC that could negatively affect Gogoro’s business and hence the value of your investment. • Gogoro’s Taiwan subsidiaries are subject to restrictions on paying dividend or making other payments to Gogoro, which may restrict Gogoro’s ability to satisfy its liquidity requirements. • Gogoro’s Taiwan subsidiaries are subject to foreign exchange control imposed by Taiwan authorities, which may affect the paying dividends, repatriating the interest or making other payments to Gogoro. • Gogoro’s Taiwan subsidiaries are subject to Taiwan regulations on investment or technical cooperation in the PRC, which may affect their expansion to the PRC market. • Taiwanese investors holding more than 10% of Gogoro Ordinary Shares will be subject to Taiwan regulations on investment or technical cooperation in the PRC for its investment or technical cooperation in the PRC. Risks Related to Conducting Operations in the PRC • Gogoro’s operations may be subject to a variety of PRC laws and other obligations regarding cybersecurity and data protection and Gogoro may have to spend additional resources and incur additional time delays to complete any such business combination or be prevented from pursuing certain investment opportunities. • Uncertainties in the interpretation and enforcement of PRC laws and regulations could limit the legal protections available to you and Gogoro. • The enforcement of the PRC Labor Contract Law and other labor-related regulations in the PRC may adversely affect Gogoro’s business and its results of operations. • Changes in the PRC’s economic, political or social conditions or government policies could have a material adverse effect on Gogoro’s PRC businesses and operations. • Gogoro’s PRC subsidiaries or its PRC equity investments are subject to restrictions on paying dividends or making other payments to Gogoro, which may restrict Gogoro’s ability to satisfy its liquidity requirements in the future. • PRC regulation on loans to, and direct investment in, PRC entities by offshore holding companies and governmental control in currency conversion may delay or prevent Gogoro from using the proceeds of PIPE Investment to make loans to or make additional capital contributions to its PRC subsidiaries. • Certain PRC regulations may make it more difficult for Gogoro to pursue growth through acquisitions. ©2021 8

Risk Factors (Continued) • Enhanced scrutiny over acquisition transactions by the PRC tax authorities may have a negative impact on potential acquisitions Gogoro may pursue in the future. • It may be difficult for overseas shareholders and/or regulators to conduct investigation or collect evidence within the PRC. • Regulation and censorship of information disseminated over the Internet in the PRC may adversely affect Gogoro’s business, and Gogoro may be liable for content that is displayed on its website. • Additional factors outside of Gogoro’s control related to doing business in the PRC could negatively affect Gogoro’s business. Risks Related to Ownership of the Gogoro Ordinary Shares • The price of the Gogoro Ordinary Shares may be volatile, and the value of the Gogoro Ordinary Shares may decline. • A market for Gogoro’s securities may not develop or be sustained, which would adversely affect the liquidity and price of Poema Global’s securities. • If Gogoro does not meet the expectations of equity research analysts, if they do not publish research or reports about Gogoro’s business or if they issue unfavorable commentary or downgrade the Gogoro Ordinary Shares, the price of the Gogoro Ordinary Shares could decline. • Gogoro’s issuance of additional share capital in connection with financings, acquisitions, investments, Gogoro’s equity incentive plans or otherwise will dilute all other shareholders. • Gogoro does not intend to pay dividends for the foreseeable future and, as a result, your ability to achieve a return on your investment will depend on appreciation in the price of the Gogoro Ordinary Shares. • Gogoro will be an emerging growth company and may take advantage of certain reduced reporting requirements. • Gogoro will be a foreign private issuer within the meaning of the rules under the Exchange Act, and as such Gogoro will be exempt from certain provisions applicable to U.S. domestic public companies. • Gogoro may lose its foreign private issuer status in the future, which could result in significant additional costs and expenses. • As an exempted company incorporated in the Cayman Islands, Gogoro intends to adopt certain home country practices in relation to corporate governance matters that differ significantly from Nasdaq’s corporate governance requirements; these practices may afford less protection to shareholders than they would enjoy if Gogoro complied fully with Nasdaq’s corporate governance requirements. • As a result of being a public company, Gogoro will be obligated to develop and maintain proper and effective internal controls over financial reporting, and any failure to maintain the adequacy of these internal controls may adversely affect investor confidence in Gogoro and, as a result, the value of the Gogoro Ordinary Shares. • As a result of Gogoro’s plans to expand operations, including to jurisdictions in which the tax laws may not be favorable, Gogoro’s tax rate may fluctuate, its tax obligations may become significantly more complex and subject to greater risk of examination by taxing authorities or Gogoro may be subject to future changes in tax law, the impacts of which could adversely affect Gogoro’s after-tax profitability and financial results. • If a U.S. Holder is treated as owning at least 10% by vote or value of Gogoro’s shares, such holder may be subject to adverse U.S. federal income tax consequences. • Gogoro may become a passive foreign investment company for U.S. federal income tax purposes, which could result in adverse U.S. federal income tax consequences to U.S. Holders of Gogoro Ordinary Shares General Risk Factors • Gogoro’s operations could be adversely affected by events outside of its control, such as natural disasters, including floods, earthquakes or hurricanes, wars, health epidemics or incidents such as loss of power supply. Risks Related to the Business Combination • Poema Global may not have sufficient funds to consummate the Business Combination. • If the PIPE Investment is not consummated and Gogoro does not waive the Minimum Available SPAC Cash Amount, the Business Combination may be terminated. • If Poema Global’s shareholders fail to properly demand redemption rights, they will not be entitled to convert their Public Shares into a pro rata portion of the Trust Account. • The Business Combination remains subject to conditions that Poema Global cannot control, and if such conditions are not satisfied or otherwise waived, the Business Combination may not be consummated. • The exercise of Poema Global’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in Poema Global’s shareholders’ best interest. • Poema Global identified a material weakness in its internal control over financial reporting as of March 31, 2021 and June 30, 2021, which has been remediated in the third quarter of 2021. If Poema Global is unable to maintain an effective system of internal control over financial reporting, it may not be able to accurately report its financial results in a timely manner and may be unable to maintain compliance with applicable stock exchange listing requirements, which may adversely affect investor confidence and materially and adversely affect its business and operating results. • Because Poema Global and Gogoro are incorporated under the laws of the Cayman Islands, you may face difficulties in protecting your interests, including in the event the Business Combination is not completed, and your ability to protect your rights through the U.S. federal courts may be limited. • Future resales of the Gogoro Ordinary Shares issued in connection with the Business Combination may cause the market price of the Gogoro Ordinary Shares to drop significantly, even if Gogoro’s business is doing well. • Poema Global’s board of directors did not obtain a third-party fairness opinion in determining whether or not to proceed with the Business Combination. • Poema Global and Gogoro will incur significant transaction and transition costs in connection with the Business Combination. • Subsequent to the completion of the Business Combination, the combined company may be required to take write-downs or write-offs, restructure its operations and incur impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the combined company’s share price, which could cause you to lose some or all of your investment. • The Gogoro Ordinary Shares to be received by Poema Global’s shareholders as a result of the Business Combination will have different rights from Poema Global Ordinary Shares. • Poema Global’s shareholders will have a reduced ownership and voting interest after consummation of the Business Combination and will exercise less influence over management. • Gogoro may issue additional Gogoro Ordinary Shares or other equity securities without seeking approval of the Gogoro shareholders, which would dilute your ownership interests and may depress the market price of the Gogoro Ordinary Shares. • Poema Global’s current directors’ and executive officers’ affiliates own Poema Global Ordinary Shares that will be worthless if the Business Combination is not approved. Such interests may have influenced their decision to approve the Business Combination. • The Sponsor, an affiliate of the current officers and directors of Poema Global, is liable to ensure that proceeds of the Trust Account are not reduced by vendor claims in the event the Business Combination is not consummated. Such liability may have influenced Poema Global’s board of directors’ decision to pursue the Business Combination and Poema Global’s board of directors’ decision to approve it. • Poema Global’s directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to Poema Global Public Shareholders in the event a business combination is not consummated. • Activities taken by existing Poema Global shareholders to increase the likelihood of approval of the Business Combination Proposal and other ©2021 9

Risk Factors (Continued) • Activities taken by existing Poema Global shareholders to increase the likelihood of approval of the Business Combination Proposal and other proposals could have a depressive effect on the Poema Global Ordinary Shares. • The Business Combination may be completed, even though material adverse effects may result from the announcement of the Business Combination, industry-wide changes and other causes. • Delays in completing the Business Combination may substantially reduce the expected benefits of the Business Combination. • Poema Global and Gogoro have no history operating as a combined company. The unaudited pro forma condensed combined financial information may not be an indication of Gogoro’s financial condition or results of operations following the Business Combination, and accordingly, you have limited financial information on which to evaluate Gogoro and your investment decision. • The projections and forecasts presented in this proxy statement/ prospectus may not be an indication of the actual results of the Transactions or Gogoro’s future results. • If Poema Global is unable to complete the Business Combination or another business combination by January 8, 2023 (or such other date as approved by Poema Global shareholders through approval of an amendment to the Poema Global Articles), Poema Global will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares and, subject to the approval of its remaining shareholders and its board of directors, liquidating and dissolving. In such event, Poema Global Public Shareholders may only receive $10 per share (or less than such amount in certain circumstances). • If the Business Combination is not completed, potential target businesses may have leverage over Poema Global in negotiating a business combination, Poema Global’s ability to conduct due diligence on a business combination as it approaches its dissolution deadline may decrease, and it may have insufficient working capital to continue to pursue potential target businesses, each of which could undermine its ability to complete a business combination on terms that would produce value for Poema Global shareholders. • In the event of liquidation by Poema Global, third parties may bring claims against Poema Global and, as a result, the proceeds held in the Trust Account could be reduced, and the per-share liquidation price received by Poema Global shareholders could be less than $10 per share. • Poema Global’s shareholders may be held liable for claims by third parties against Poema Global to the extent of distributions received by them. • Poema Global may be a target of securities class action and derivative lawsuits, which could result in substantial costs and may delay or prevent the Business Combination from being completed. • The Sponsor and certain members of Poema Global’s board of directors have agreed to vote in favor of the Business Combination, regardless of how Poema Global Public Shareholders vote. • The ongoing COVID-19 pandemic may materially and adversely affect Poema Global’s and Gogoro’s ability to consummate the Transactions. • The Business Combination may not qualify as a reorganization under Section 368(a) of the Code, in which case U.S. Holders of Poema Global Ordinary Shares generally would recognize gain or loss for U.S. federal income tax purposes. Risks Related to the Redemption • The ability of Poema Global Public Shareholders to exercise redemption rights with respect to a large number of Poema Global Ordinary Shares could increase the probability that the Business Combination would be unsuccessful and that you would have to wait for liquidation in order to redeem Poema Global Ordinary Shares. • Poema Global Public Shareholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group,” will be restricted from seeking redemption rights with respect to more than 15% of the Public Shares. • There is no guarantee that a Poema Global Public Shareholder’s decision to redeem its shares for a pro rata portion of the Trust Account will put the shareholder in a better future economic position. ©2021 10

Welcome ©2021 11

©2021 12

Presenters Horace Luke Founder, CEO and Chairman Bruce Aitken CFO Homer Sun CEO ©2021 13

Transaction Overview About Gogoro and Poema Global • Founded in 2011, Gogoro has built the world’s leading battery swapping network and best-in-class electric two-wheelers. Core enabling components of Gogoro’s vehicles can be sold to other original equipment manufacturers (“OEMs”) allowing full interoperability with the network. • Gogoro offers a comprehensive portfolio of proprietary HW, SW & Services. • Gogoro is poised to expand into the two largest powered two-wheeler (“PTW”) markets in the world, China and India, in partnership with leading PTW OEMs in those markets. Expansion into other markets will follow. • Poema Global Holdings Corp. (NASDAQ: PPGH) is a publicly listed special purpose acquisition company (SPAC) with $345M of cash held in trust • PPGH Sponsor is investing $25M in the PIPE. Summary of Transaction • Gogoro shareholders are rolling 100% of their equity • Pro forma for the transaction (assuming no redemptions) • Gogoro will have an additional $470M (including, an anticipated $175M PIPE investment) of proceeds net of transaction expenses to support its growth initiatives • Transaction proceeds will be used for Gogoro’s expansion into the large and important China and India markets • Pro forma Enterprise Value of $2.35Bn for Gogoro • Implying a ‘23E revenue multiple of 2.5x Leadership Horace Luke Founder, CEO and Chairman Joaquin Rodriguez Torres Co-Chairman Bruce Aitken CFO Homer Sun CEO Extensive Due Diligence Conducted by Poema Global • Interviews with senior management of key OEM partners and the China joint venture operating company • Review of China competitive landscape including extensive local expert discussions and on-the-ground visits • Local legal and accounting due diligence 75% of sponsor promote is subject to achieving trading price of $15.00 – 20.00/share ©2021 14

©2021 Gogoro Overview ©2021 15

©2021 16

More people commute on two wheels globally. They are integral to the way people live, work, and play in our target markets. ©2021 17

OUR MIS SION Put smart, swappable electric power in reach of every urban rider in the world. ©2021 18

MIS SION & BELIEF S We Believe Electric mobility adoption is inevitable Two wheelers will drive faster global electric adoption Swap & Go is essential for urban centers Gogoro has best-in-class, proven technology and platform We have the right partnerships for fast expansion ©2021 19

Why Gogoro. ©2021 20

MARKETOPP OR TUNIT Y >500M1 Riders Need a Better Solution. Notes: 1. Total volume of vehicles in core markets of Taiwan, China, India; World Electric Vehicle Journal Vol 3, iResearch report, Morgan Stanley research. ©2021 21

MARKETOPP OR TUNIT Y Swapping Is Needed in Cities ©2021 22

MARKET OPP OR TUNIT Y Massive Sales of New/Refresh PTW Vehicles Creates a Large TAM Opportunity Vehicles Energy 63M Units With Increasing Transition to Electric Options 500M Users Looking for Easier Electric Ownership Experience 2020 Core Market1 PTW Sales2 Notes: 1. Core market defined as Taiwan, China and India. 2. Data Communications Branch (Chunghwa Telecom Co., Ltd.), Morgan Stanley research, and iResearch report. 3. World Electric Vehicle Journal Vol 3, iResearch report, Morgan Stanley research. 2020 Core Market1 PTW on the Road3 ©2021 23

MARKET OPP OR TUNIT Y 2-Wheelers Are the Vehicle of Choice in Asia PTW Penetration of Total Vehicles (%)1 Vast majority of PTW 82% 80% 87% 91% are concentrated in urban centers 37% 3% China India Taiwan Indonesia VietnamUSA 14 World’s most Populated cities are in Asia 8 World’s most Congested cities are in Asia Notes: 1. Taiwan Transportation Vehicle Manufacturers Association, Marklines. ©2021 24

TE CHNOL OGY DIFFERENTI ATION Battery Swapping Is the Ideal Solution for Mass Adoption of EV Two-Wheelers in Densely Populated Cities 63M1 Core Market PTW sales (2020) 2W MANY:1 Full Power in SECONDS Global Market Space Efficiency Turn-over Key Market Participants 78M2 Global 4W vehicle sales (2020) 4W Full Power in HOURS 1:1 1. Data Communications Branch (Chunghwa Telecom Co., Ltd.), and iResearch report. 2. LMC Automotive, light vehicle sales. Photo Credit: © Tom Moloughney at InsideEVs.com ©2021 25

63M1 Core Market PTW sales (2020) 2W MANY:1 Full Power in SECONDS Notes: 1. Data Communications Branch (Chunghwa Telecom Co., Ltd.), and iResearch report. Photo Credit: © Tom Moloughney at InsideEVs.com The Speed of Swap Alone Isn’t Enough. Gogoro Delivers a Compelling Experience, Solution and Business Model. End-To-End. ©2021 26

Swap&Go Ride Smarter. Refuel in seconds. ©2021 27

Gogoro Smartscooter All-Digital Zero-Emissions Cloud Connected Powered by Gogoro Smart Batteries Full-power in seconds. No fumes, no waiting. Smarter makes it better. ©2021 28

©2021 Electric for all. 29

©2021 30 IRRESISTIBLERESPONSIBLE ©2021

Our teams are focused on eliminating the barriers to ePTW adoption. ©2021 31

TECHNOLOGY DIFFERENTIATION

Gogoro's Technology Solution Addresses the Critical Needs of Urban Consumers

Range


gogoro network

Limitless Range

Battery swapping removes range anxiety

Modular GoStation design can be installed quickly and affordably wherever required for subscriber demand.

Time


gogoro network

Time Saving

SEC VS HRS

>100x faster than traditional charging

Battery swapping with Gogoro versus standard charging times[2]

Safety


CE
E57

Proven Safe

Complies with international safety standards[1]

Countries such as China are introducing bans on home charging of batteries due to fire safety incidents

Cost



Affordable

$ = $

Price parity at purchase and lower total cost of ownership

Subscribing to battery swapping service removes battery cost from vehicle purchase price

Note:
1. Gogoro battery pack has passed safety standards testing including CE gogoro. ©2021 32

TE CHNOL OGY DIFFERENTI ATION At our core, we’re a platform and technology company. Beginning with self-developed systems & hardware. Through to our network & platform capabilities. ©2021 33

TE CHNOL OGY DIFFERENTI ATION Full Vertical Integration Creates Unique, Best-in-Class User Experience Smart, Powerful Portable LEV Battery Designed For Swapping Smart Battery Designed for Swapping Advanced All-Digital E-Powertrain with 125cc Performance Powertrain Technology Cloud-Connected Battery Management and Swapping Network Battery Swap Stations Fully Connected Upgradable, and Secured Smart Vehicles AI-Driven Operating System and User Experience Consumer App and Network Software Integrated Data Platform Uniting Entire Ecosystem ©2021 34

Gogoro Research & Development Smarter energy begins With smarter design. Every process, every detail, optimized for swapping. From beginning to end. ©2021 35

Our R&D team has been designing future-ready systems from day 1. Designed for swapping Ray Huang VP Research & Development That means engineering smart batteries, motors, electronics, vehicles and GoStations to be more than just intelligent, but to excel in the most demanding urban environments, cost-structures and customer use-cases. We knew that to reach our performance and experience targets...we needed to weave intelligence into every aspect of design, software, and manufacturing. But the technology we needed didn't exist. So we built the ideal solutions from scratch. “Our R&D engineers are designing future, innovative, connected motors, electronics, vehicles, battery packs & GoStations for more demanding environments, cost-structures & customer use-cases…” 36 ©2021

2TE CHNOL OGY DIFFERENTI ATION Proprietary Design/Development of Key Component of our Hardware Value Chain Core vehicle components Battery Pack Vehicles ©2021 37

We solved the size, heat, and power challenge to deliver the performance customers demand. Designed for Battery Swapping ©2021

We solved the size, heat, and power challenge to deliver the performance customers demand. Streamlined Architecture ©2021

We solved the size, heat, and power challenge to deliver the performance customers demand. Compact 125cc equivalent motor ©2021

We solved the size, heat, and power challenge to deliver the performance customers demand. Incredible torque & power efficiency ©2021

We solved the size, heat, and power challenge to deliver the performance customers demand. Low maintenance, modular design. ©2021

We solved the size, heat, and power challenge to deliver the performance customers demand. Low maintenance, modular design. Platform connected and FOTA updatable ©2021

2TE CHNOL OGY DIFFERENTI ATION Automated Manufacturing Capability Enables Scale and Ensures Quality Fully-Automated End-to-End. Highly-Scalable Factory Model ©2021 44

2TE CHNOL OGY DIFFERENTI ATION Component/Vehicle Manufacturing Capability Enables Quick Development/Launch of Gogoro and Partner Branded Vehicles. high mix, high flexibility manufacturing Pilot production capability ©2021 45

Gogoro Solutions Turn-key systems, for network ready two-wheelers. Unlocking potential for a new generation of smart. ©2021 46

Gogoro Solutions are helping OEMs shift to smart electric faster. Accelerating the shift Pass Liao Gogoro Solutions Lead From our compact Bridge to Complete Powertrains, our Gogoro Development Kits can be integrated into OEM partner vehicles quickly and cost-effectively using proven global supply chains. We’re enabling our partners to transition to 2-wheel EV and Battery Swapping with confidence. By separating the battery from the vehicle, our solutions help bring down costs to deliver products that compete 1:1 with ICE vehicles. With access to Gogoro Network’s subscription model that supports them for the entire life of their vehicles. “Our R&D engineers are designing future, innovative, connected motors, electronics, vehicles, battery packs & GoStations for more demanding environments, cost-structures & customer use-cases…” ©2021 47

TE CHNOL OGY DIFFERENTI ATION Simple Bridge Solution Allows OEMs’ Existing Motors and Powertrains to Draw Power from Gogoro Battery Packs Fastest time to market for OEMs Lowest cost alternative to access Gogoro Network ©2021 48

TE CHNOL OGY DIFFERENTI ATION Higher Powered Solutions Benefit From Gogoro’s Motors, Powertrains, and Electronics GDK707.6kW Complete Kit Solutions Delivers range of performance to meet customer needs. GDK60 GDK30 6.4kW 6.2kW 6.0kW 3kW ©2021 49

TE CHNOL OGY DIFFERENTI ATION Plug & Play Components Integrate Seamlessly With Platform and Provide Design Flexibility Smart Motors Digital Controller Unit Battery Controller Cooling Systems DC:DC Converter Motor Controllers Battery Interface Digital Throttle ©2021 50

TE CHNOL OGY DIFFERENTI ATION Drivetrain Technology Platform Enables Multi-Brand “PBGN1” Vehicle Development/Scale x4 x2 x1x1 TBA x2 Powered by Gogoro Network EMERGING CATEGORIES Note: 1. PBGN is abbreviation for Powered by Gogoro Network, refers to Swap & Go-ready partner vehicles utilizing Gogoro technology and component systems. ©2021 51

Gogoro Network Full-power in seconds, Everywhere you ride. Just swap on your way and keep going. ©2021 52

Gogoro Network is proven, rugged, smart and ready to deploy. Real world z proven Alan Pan Gogoro Network Lead Every day, we provide full-power in seconds to riders across thousands of locations - with over 300 thousand swaps a day. In less space than it takes to park a car, a single GoStation can support over 200 riders. Our Super GoStation can support over a thousand in a single location. This kind of speed, capacity and reliability is a must have in cities. ©2021 53

TE CHNOL OGY DIFFERENTI ATION All Supported by Industry Leading, Patented Battery Technology Designed for Swapping High Energy Density High Energy Density in a compact, portable form-factor. Connected & Upgradable Proprietary on-battery software continuously improves performance. Smart Battery Safety First Gogoro Smart Batteries meets the highest safety standards in the world. Leading Battery Life Engineered for maximum efficiency with AI-powered battery management to deliver years of active service. Tough & Secure Ultra-durable, tamper-proof & waterproof. Secured and remotely monitored. ©2021 54

TE CHNOL OGY DIFFERENTI ATION Deployed via Smart, Scalable, Modular, Easy To Install Swap Stations Smart GoStation Always on, always connected, always ready. Smart & Self-Diagnosing Software and remote monitoring enables 24/7 operations with minimal amount of staff per region. Modular Design Easy to install, all-in-one module, makes deployment in new cities or expansion within a city quick and easy. Intelligent Charging Charging speed varies based on data tracking efficiency of overall network to maximize battery availability while minimizing degradation due to fast charging. Smart Grid Ready Designed for bidirectional energy exchange1 and distribution with urban micro grids. 64 hours Self-Powered If grid power fails due to weather or emergency, GoStation can run independently and without interruption to swapping service. Note: 1. Commercialization of bidirectional function requires additional hardware. ©2021 55

TE CHNOL OGY DIFFERENTI ATION Underpinned by a Proprietary Network, Optimized to the Battery-Level for Cost/Performance Smart Network True network intelligence to optimize customer satisfaction while minimizing cost. Advanced battery tracking Monitoring of battery health, degradation, and usage across our network, for each of our 800,000+ batteries. Micro-management through A.I. Incorporate real-time data and historical learnings to efficiently manage battery swapping platform to optimize battery availability and improve battery health remotely. Software and data analytics backend with partner integration Suite of self-developed, fully-automated operation and management software and tools with deep integration to operate our network efficiently. ©2021 56

Gogoro NetworkTE CHNOL OGY DIFFERENTI ATION By Analyzing Multiple Layers of Urban Data, We Select the Most Efficient GoStation Locations. Smarter Expansion Locations are scored from 1-100 to select ideal points to begin service. As we expand, we apply detailed riding data to plot new GoStations. Smarter Deployment We optimize system and service distribution by evaluating multiple layers of traffic, utilization and demographic data. 96 78 98 86 94 Gogoro Network User Surface Regular User Surface Occasional User Surface Score-based Matrix Geographic & Demographic Information Expansion Optimization Technique Primary Selection Criteria ©2021 57

TE CHNOL OGY DIFFERENTI ATION SmartGEN Can Analyze any City From Available Data to Prepare Launch, Then Use Rider Data to Accurately Expand. <50 GoStation Locations <100 GoStation Locations 200+ GoStation Locations Launch Growth Maturity Note: Maps and Network distribution visualization are for demonstration purposes only. They do not reflect specific plans for each city. ©2021

Gogoro Vehicles All riders welcome. Details make the difference. Cleaner. More connected. More Fun. ©2021 59

We’re making it easier for everyone to ride smart. Electric for all Ming-I Peng Chief Product Officer Our product line continues to expand to reach across segments and user needs. Today we compete in every segment with products that push our technology and the category forward. By expanding our line from high-performance to entry level, from premium to lifestyle, and from longer range two-batteries to efficient single battery. We’re positioning Gogoro to grow across every segment for years to come. When we set out, there was no reference for what was possible. Now Gogoro is a standard electric two-wheelers are compared to. “Our R&D engineers are designing future, innovative, connected motors, electronics, vehicles, battery packs & GoStations for more demanding environments, cost-structures & customer use-cases…” ©2021 60

Innovative Versatile Find your edge State of the art Elevated performance Advanced design Stand apart Make it yours Good for everyone Perfect fit Fresh style Options galore Easy to own

[LOGO]

TE CHNOL OGY DIFFERENTI ATION Breakthrough Design. Iconic design redefined unifies the entire line Elevated touchpoints optimize user experiences Pioneering materials deliver durability & sustainability. ©2021 63

TE CHNOL OGY DIFFERENTI ATION On-Board Sensors, AIs and IQ Operating System Enable Deep Digital Integration Across Vehicle, App. WEATHERPROXIMITY CALENDARKEYLESS Sensors enable smart systems, diagnostics & connected features IQ operating system automatically updates with new capabilities It knows the weather, your special day, and unlocks just for you ©2021 64

TE CHNOL OGY DIFFERENTI ATION Personal and Data Security is our Highest Priority Hardware enabled solutions like ABS & traction control Personal data protected to global standards Software enabled solutions like pulse lighting and weather mode ©2021 65

TE CHNOL OGY DIFFERENTI ATION Seamless Customer Engagement via Intuitive, Comprehensive In-App Experience BLUE MIX Quick Access Remotely check vehicle status and battery levels, or unlock scooter and trunk with a tap. Customization Update sound profiles, lighting effects, and vehicle performance through the app. Swap and Go Easily find a GoStation with fully charged batteries near you or your destination and get routing directions. Diagnostics Vehicle health automatically scanned with every swap; book repair service through app. …And Others Face-ID authentication, Siri integration, keyless auto-lock, silent mode, efficiency mode, speed limit reminders, weather mode, and growing. ©2021 66

Gogoro Platform Analyze. Optimize. Predict. So energy is always ready. A better riding experience for cleaner, smarter cities. ©2021 67

Because we built everything ourselves, our platform seamlessly integrates data a cross our entire ecosystem. Smarter at the core Dale Liao VP Platform & Technology That allows us to optimize and tailor every system, service, and interaction. Our platform draws on user insights throughout the entire vehicle and battery life cycle. We channel that to deliver incredible user experiences while using energy more intelligently. As more and more customers join the ecosystem, more operational data is collected and the platform gets even smarter. Gogoro uses the data to better understand the customer demands and continually improve service and quality. ©2021 68

TE CHNOL OGY DIFFERENTI ATION Self-Developed and Managed Platform Gives Gogoro Ability To Integrate Solutions Across Entire Ecosystem BATTERY MANAGEMENT NETWORK Energy SALES O&M DASHBOARD Solutions for both customer experience and Gogoro operational efficiency. FOTA m Services Platfor MaaS BILLING Single data set with many applications SERVICE FINANCIALS ©2021 69

TE CHNOL OGY DIFFERENTI ATION Data Improves Customer Experience, Helps Run a Better Business and Creates Revenue Upside Potential Customer Satisfaction Large data-sets allow for real-time customer satisfaction improvements across the entire ecosystem. Smart Risk Management Early identification, root cause, and resolution for operation and maintenance of assets. Long-Tail Service Revenue Future revenue streams associated with data --LBS, Insurance, Financing, and others. ©2021 70

TECHNOLOGY DIFFERENTIATION

Gogoro's Data Platfrom Allows Real-Time Tracking and Management of all Aspects of our Network Business


GoStation Management
Ticket Management
Network Operations
Control Center
Report & Dashboard

Integrates every GoStation & Battery deployed on network

System Controls, GoStation Management, O&M


Battery Book Value
Battery Book
Battery Usage History
Reporting

Tracks energy consumption and depreciation of every battery in inventory.

Battery Resume, Book Value, Usage History


Subscription Management
Bill, Payment, Invoice Management
Billing System
ERP Integration
Reporting

Manages subscriptions and user transactions at scale

Billing, Payment, Invoicing, Reporting & ERP


Battery Inbound
Hub Management
Battery Mgmt
Overdue Management
Battery Location

Tracks charge status and location of every Smart Battery.

Battery Logistics, Charge Status, Battery Health, Location Tracking

gogoro. ©2021

71

TE CHNOL OGY DIFFERENTI ATION All Network and Platform Systems Controlled By Remote Operations and Accessible via SaaS Tools Partner SaaS Tools & Portals 24/7 Network Operations Center ©2021 72

ATS C A L EI N TA I WA N TAIWAN The Perfect Place To Pilot Our Platform. ©2021 73

SUCCESS IN TAIWAN

Widely Recognized Across the Industry as a Leader in ePTW and Battery Swapping Technology

electrek — "Gogoro's battery swapping network is widely acknowledge to be the most advanced in the world." *June 2021*

Bloomberg — "Meanwhile, Gogoro has 2,055 swapping stations, and manages over 200,000 swaps per day. The combination of lightweight batteries, easy-to-deploy stations, and a subscription model for end users make this an ideal fit. Two-wheelers fly under the radar in EV statistics but electrification is rapidly taking over this segment and will accelerate quickly in the next few years." *April 2021*

Forbes — "But the big deal about Gogoro isn't necessarily the scooter itself - though it is very nice looking. The thing that's most interesting about the company is its swappable battery network it plans on building out in emerging and existing megacities." *January 2015*

Guidehouse — "Gogoro is one of the few companies to successfully deploy a battery swap network at scale." *Q2 2021*

RideApart — "One swappable battery standard (Gogoro) to rule them all." *November 2020*

Business Insider — "How a Taiwanese scooter startup finally made battery swapping for electric vehicles work." *April 2021*

The Verge — "Gogoro has built out a massive network of scooters and battery-swapping stations across Taiwan." *May 2021*

GOOD DESIGN AWARD 2018 GOLD — First Taiwanese brand to receive the Gold award. Selected from 5,000 entries from 31 countries.

2020 GLOBAL CLEANTECH 100 COMPANY — Recognized as a global innovation leader that's accelerating the shift to sustainable mobility.

FROST & SULLIVAN — 2020 Global Company of the Year - Swappable Battery Electric Smartscooter

gogoro ©2021 74

AT S C A L E I N TA I WA N Once Gogoro Battery Swapping Launched, It Quickly Replaced Charging as the Preferred Refueling Option for EV Adoption Gogoro + PBGN Marketshare in Taiwan ePTW Market (%)1,2Ubiquitous network deployed in less than 5 years 50100% 0 In ‘000 2,335+ locations In operation / coming soon 400 914K batteries deployed 75% 300 50% 200 25% 100 35% 82% 90% 97% 441K subscribers 4.3B km ridden 238M+ swaps to date ~320K swaps daily 0% 2014A 2015A 2017A 2019A 2021 1HA More GoStations than gas stations in the densest regions A GoStation within ~500m in Taiwan’s 6 largest cities Gogoro + PBGNOthers Note: 1. Data Communications Branch (Chunghwa Telecom Co., Ltd.). 2. Taiwan Directorate General of Highways, MOTC. ePTW on Road

RE CURRINGREVENUEMODEL Recurring Revenue Model With High Attach And Retention Rate ©2021 76

RECURRING REVENUE MODEL

Gogoro's Hardware Sales Create a Long-Tail of Battery Swapping Subscription Revenue



Gogoro Smartscooter®



Components & Powertrain



Smart Battery



GoStation™


gogoro
network

Vehicle Sales

gogoro

1

Gogoro Branded Smartscooter® Sales

Enabling Hardware Sales

YADEA | Hero | ePready SUZUKI - TAIWAN
大長江集團 Dachangjiang Group | YAMAHA | PGO | eMOVING

2 + 3

Component and kit sales to OEM partners

Smart Battery & GoStation™ sales to network partners

Swap & Go Subscription Revenue

Recurring
Accumulating
Super Sticky

10+ Years lifecycle
Predictable
Growing

+ 4 or 5

Recurring subscription revenue from self owned network

(Direct consumer billing)

Platform licensing to network partners

(B2B software licensing-like business model)

gogoro ©2021

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RE CURRING REVENUE MODEL All Designed To Drive Gogoro’s Recurring Subscription Business Cumulative Customer Lifetime Value1 Taiwan Scooter Sale (Revenue) 54% Recurring 68% 100% of PBGN buyers (regardless of vehicle brand) become Battery Swapping Subscribers. 46% Upfront Year 1Year 2 Year 3 Year 4 Year 5 Year 6 Year 7Year 8 Year 9 Year 10 Total Revenue Hardware Revenue2 Subscription Revenue3 Notes: 1. Lifetime value assumes 10-year scooter life. 2. Indicative revenue from the sale of a Gogoro branded vehicle in Taiwan. 3. Taiwan average revenue per user (ARPU) x 120 months. ©2021 78

RE CURRING REVENUE MODEL 100% Attach Rate1 Powerfully Accumulates Recurring Revenue of New Users PBGN Vehicles attach to the swapping network at 100% Full Year Maximum Revenue by Cohort ($M) Taiwan Gogoro Battery Swapping Revenue by Year2 (US$ in millions - annualized) $134 $35 Expected 2022 Full Year 2022 Cohort $35 2021 Cohort $21 2020 Cohort$27 2019 Cohort $39 2018 Cohort $19 2017 Cohort $9 2016 Cohort $3 2015 Cohort $1 $20 $7 $9 $45 $15 $19 $9 $79 $10 $39 $19 $9 $104 $7 $27 $39 $20 $9 $14 $21 $27 $40 $20 $9 Contribution >10 Years Expected Lifespan 2018A2019A 2020A 2021E 2022E Notes: 1. All Gogoro and PBGN vehicle purchasers must subscribe to a Gogoro Network plan to use their vehicles. 2. Battery swapping revenue see page 43. ©2021 79

INTERN ATIONALEX PANSION Expansion On The Way Ready, Set, Gogoro. ©2021 80

INTERN ATIONAL EXPANSION International Expansion Begins With China & India Global Expansion Phases 2015 Taiwan 12021 China 2 2022 India 3 TBA SEA TBA Beyond 2022 2 2021 1 TBA3 NOW Lead Markets First Establishing a foundation in China and India positions us to expand globally with the benefit of partners and scale. ©2021 81

INTERNATIONAL EXPANSION

Significant Opportunity To Replicate Taiwan's Success in China & India

Taiwan

Gogoro's pilot market

Total PTW on Road[1]	2020 ePTW Penetration[2]
14M	10%

Launched in 2015

Gogoro undisputed market share leader

97% of ePTW[3]

Current Gogoro/PBGN Marketshare

China

Largest ePTW market globally[2]

Total PTW on Road[1]	2020 ePTW Penetration[2]
325M	70%

Target to launch in Q4 2021

Partnership with #1 ePTW & #1 ICE OEMs

23% ePTW[3] — Current Yadea Marketshare

11% ICE[3] — Current DCJ Marketshare

India

Fastest growing PTW market globally

Total PTW on Road[1]	2020 ePTW Penetration[2]
165M	<1%

Target to launch in Q4 2022

Partnership with #1 ICE OEM

37% ICE[3]

Current Hero Motocorp Marketshare

Notes:
1. World Electric Vehicle Journal Vol 3, iResearch Report, Morgan Stanley Research
2. Data Communications Branch (Chunghwa Telecom Co., Ltd.), Morgan Stanley Research, Tianfeng Securities Report
3. Data Communications Branch (Chunghwa Telecom Co., Ltd.), iResearch, New Motor, Hero MotoCorp Annual Filing

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INTERNATIONAL EXPANSION

Aided by Policy Tailwinds in Large Markets

China

Gogoro can help meet China's safety & sustainability goals faster.

Drive towards lithium batteries

New National Standard for PTW vehicles enacted in 2019 targets internal combustion engine (ICE), lead acid batteries and is driving change to lithium batteries solutions.

Phase-out of non-regulated ePTW vehicles

Implementation of New National Standard target to phase out non-regulated ePTW vehicles over 3-5 years, driving replacement of potentially ~290M non-compliant vehicles.

Restriction on indoor charging of batteries

Provincial and city governments have implemented clear restrictions on indoor charging of removable batteries due to growing fire safety issues.

India

Gogoro can help India leap-frog the plug-in-charging phase of electrification.

Goal: 80% ePTW by 2030[1]

Government has set aggressive electrification goals of having 1M high-speed ePTW on the road by 2022 and 80% ePTW and 3W penetration by 2030.

FAME II Subsidy extends through 2024

Faster Adoption and Manufacturing of Hybrid and Electric Vehicle (FAME) scheme launched in 2019 to provide subsidy framework for ePTW and e3W vehicles; recently extended to 2024 under FAME Phase II.

100% Electrification of professional delivery

New Delhi, for example, has enacted ambitious goals to reach 100% electrification of professional delivery PTW vehicles.

Note:
1. NITI Aayog, RML

gogoro ©2021 83

INTERNATIONAL EXPANSION

Partners Committed to Battery Swapping With Gogoro

Leading Vehicle OEMs in China

YADEA

World #1 Electric 2W Maker

23%

China ePTW Marketshare

"Gogoro's innovative battery swapping technology will provide cities with a better electric refueling system that greatly reduces consumer anxiety on battery life and range as well as usage costs."

MAY 2021

Dong Jinggui

Chairman

大長江集團

Dachangjiang Group

China's #1 ICE 2W Maker

11%

China ICE PTW Marketshare

"Today, battery swapping technology is the best solution to solve various pain points of electric vehicles. Gogoro owns the world's leading battery swapping technology."

MAY 2021

Li Jianjun

Executive Director of the Board

Leading Vehicle OEM in India

Hero

India's #1 ICE 2W Maker

37%

India ICE PTW Marketshare

"With this new partnership, we commit to introducing a sustainable mobility paradigm, first in India and then in other markets around the world."

APRIL 2021

Dr. Pawan Munjal

Chairman and CEO

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INTERNATIONAL EXPANSION

International Expansion via SwapCos With the Top Local OEMs and Investors

SwapCo Model


OEMs
SwapCo[1]
Local Joint Venture Network Operating Companies
gogoro

Local Partner Contribution

- Distribution and brand
- Consumer acquisition and marketing
- Local support and operations
- Equity investment

Gogoro Contribution

- Enabling HW and SW technologies
- Operational knowhow
- Proven turnkey business model

Asset light expansion, partner equity tie-up to align interests

Recurring revenue from battery swapping network

- SwapCo owns, finances and operates the network
- Gogoro receives upfront revenue from hardware and perpetual license fee through subscription revenue sharing
- OEM enters new business opportunity

Gogoro to take a TBD % ownership in JV SwapCos

Note:
1. Gogoro's potential equity value increase associated with SwapCo growth is not included in our financial analysis for purposes of this transaction. As SwapCos experience success and growth, there are a variety of ways for equity value increase to be realized.

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INTERN ATIONAL EXPANSION SmartGEN Can Analyze any City From Available Data To Prepare Launch, Then Use Rider Data to Accurately Expand. Launch Growth Maturity 50 Stations allows launch in any city with minimal Capex requirement JIT station growth based on paying rider use patterns with 100% attach rate Continue to build stations as needed to satisfy customer demand & ensure network efficiency ©2021 86

INTERNATIONAL EXPANSION

2021-2022 Launch Priorities & Immediate Plans

China

YADEA 大長江集團 Dachangjiang Group

- Joint venture entity established by Yadea and Dachangjiang in 2020
- Joint venture funded in early 2021
- Initial cities for roll-out identified and surveyed
- SwapCo staffed and preparing for launch
- Multiple GoStation locations contracted

- **50k retail locations across China** - combined

Roll Out Expected Q42021 / Target 6 cities deployed in 2022


Hangzhou
7.8M Population
~100 GoStations planned deployment
280 partner stores
available for vehicle sales


Wuxi
3.3M Population
~100 GoStations planned deployment
245 partner stores
available for vehicle sales

India

Hero

- Joint venture entity to be established in 2021/early 2022
- Joint venture funding expected in 2022
- Initial cities for roll-out identified and surveyed
- Vehicle schedule being finalized
- Expected to launch in 2022

- **7k customer touchpoint across India**

Roll Out Expected 2022


New Delhi
30M Population
In planning


Bangalore
12M Population
In planning

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INTERN ATIONAL EXPANSION Fast Expansion Requires a Supply Chain Partner That Can Scale Quickly “As the world embraces smart electric transportation in new ways, a key challenge is how to introduce these new innovative options to people in every corner of the world. This partnership brings together Gogoro’s global leadership in urban battery swapping and smart vehicle technologies with Foxconn’s extensive global manufacturing capabilities to enable mass distribution of Gogoro’s smart battery swapping ecosystem and vehicles.” JUNE 2021 Young Liu Chairman ©2021 88

©2021 Gogoro Financials ©2021 89

GOGOR O FINANCIAL S Revenue Growth Driven by Proven Playbook With HaaS Revenue Growing With Subscriber Accumulation Cumulative Subscribers 2,947 Revenue Mix Battery swapping subscription1 Enabling hardware2 Taiwan branded vehicle sales3 $925 $179 $1,709 $254 $1,033 HaaS Revenue By Geography $1,709 $210 Others India China Taiwan $774 $925 $283 263 364 449 664 1,266 $439 $45 $376 $364 $79 $257 $327 $105 $201 $500 $135 $81 $284 $376 $370 $423 $439 $439 $364 $364 $327 $320 $500 $445 $578 $699 2019A 2020A 2021E 2022E 2023E 2024E 2019A 2020A 2021E 2022E 2023E 2024E 2019A 2020A 2021E 2022E 2023E 2024E In ‘000 $ in M4 $ in M4 Notes: 1. Taiwan subscription revenue + a percentage of revenues from China and India subscription services. 2. Sales of component kits to OEMs as well as sales of network infrastructure to SwapCos in China and India. 3. Inclusive only of Taiwan based Gogoro branded vehicle sales. 4. 2019 and 2020 are based on the Company’s audited financial reports. ©2021 41

GOGOR O FINANCIAL S Sales Projections Are Conservative Vs. Partner Ambitions 14,000 12,691 Projected PBGN Sales As % of Yadea + DCJ’s 2020A Sales Projected PBGN Sales (in thousand units) As % of Hero’s FY21 Sales (Year Ending March 31, 2021) 10,500 6,000 5,800 4,500 7,000 <1% 1%3%9% 3,000 <1% 1%3% 3,500 5 75 '-362 1,162 1,500 '-0 5 46 175 (in thousand units) Yadea + DCJ 2021E2022E 2023E 2024E 2020A2 Hero Motocorp 2021E2022E 2023E 2024E Notes: 1. Yadea 2020A sales from company annual report 2020; DCJ 2020A sales from China Motor World. 2. Company annual report. ©2021 91

GOGOR O FINANCIAL S Attractive and Credible Long-Term Financial Model Consolidated Financials 2019-20241 Notes: 1. 2019 and 2020 are based on the Company’s audited financial reports. 2. Includes sales of Gogoro branded scooters, component kits to OEMs, batteries, and swapping stations to the joint venture network operators in China and India. 3. Taiwan subscription revenue + a percentage of revenues from China and India subscription services. ©2021 92

GOGORO FINANCIALS

Gogoro KPIs

2021-2022

	2021	2022 Forecast	Comments
Total Revenue	**$327M**	**$500M**	**On track to deliver to 2021 revenue forecast.**
Hardware Rev	$222M	$365M	**+64% YOY** from an expected increase in enabling HW sales to China and an expected increase in Taiwan branded vehicle sales
Battery Subscription Rev	$105M	$135M	**+28% YOY** mostly from accumulating subscribers in Taiwan in addition to beginning of licensing revenue from China
Gross Margin	**16%**		Maintain margin profile at approximately 2021 level while expanding into China and India
International Success Metrics	*Launch Hangzhou Wuxi*	Total # cities Total # of stations Total # vehicle SKUs Total # Subscribers	China launch metrics revolve around visibility, access, customer choice, as well as volume of subscribers (vehicles sold) India launch metrics – vehicle launch and network deployment
R&D spending	**$30M**		As a Tech/Platform company, we continue to invest in R&D

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TRANS AC TION O VER VIEW Introducing the Selected Comparable Universe EV Charging Technology + 80% hardware, 20% software split with longer-term recurring revenue opportunity Strictly focused on charging with better use case in rural and suburban locations EV Charging Networks + Build, own and operate charging solution with adjacent revenue prospects Reliant on usage / advertisement with limited upfront revenue 4W Electric Vehicle OEMs + Manufacturers of sustainable electrified automobiles with significant end market tailwinds Focused on 4-wheel passenger vehicles with massive global competition PTW OEMs + Urban-focused 2-wheeled hardware manufacturers with geographic overlap Lack of recurring software or battery offering results in non-sticky customer base Represents Chinese EV OEMs ©2021 94

!"#$%#&!'($ ) (*+"*'+, ) Operational Benchmarking CY2023E Revenue Growth (%) 173% 85% 65% 84% 65% 115% 110% 56% 19% Global EV OEMs1 China EV OEMs1 PTW OEMs1 CY2023E EBITDA Margin (%) 16% 15% 22% 12% 0% 5% 0% 0% Global EV OEMs1 China EV OEMs1 PTW OEMs1 Notes: FactSet as of November 30, 2021 1. Reflects median Confidential 2021 95

Implied !"#$%#&!'($ ) (*+"*'+, ) Valuation Benchmarking EV / CY2023E Revenue (x) 29.9x 2.5x 15.4x 4.6x 2.4x 7.2x 14.8x 4.2x 1.1x Global EV OEMs1 China EV OEMs1 PTW OEMs1 % Recurring Revenue 19%30% 8% 15%100% 92% ~0%~0%~0% EV / CY2023E EBITDA (x) Implied 66.6x 67.3x 15.9x 31.4x 0.0x 0.0x 0.0x 0.0x 7.8x Global EV OEMs1 China EV OEMs1 PTW OEMs1 Notes: FactSet as of November 30, 2021 1. Reflects median Confidential 2021 96

!"#$%#&!'($ ) (*+"*'+, ) Potential for Significant Future Upside Future Value Present Value Current Value High $14,348 CY22 Multiple 8.4x $9,964 ~80% Discount to Future Value Midpoint Low CY22 Multiple 3.9x $6,653 Gogoro Revenue (2024E) $1,709 $4,620 ~70% Discount to Midpoint $2,342 $ in M 12 3 Expected 2023 Valuation Based on Comparable Multiples Discounted 2 Period at 20% Rate Implied Pro Forma Enterprise Value Note: FactSet as of November 30, 2021 Confidential 2021 97

We’re Paying It Forward Everyday. 4.4B km 360M kg Every km ridden on Gogoro is one less km ridden with gas. C02 Here is C02 everywhere. That’s as much CO2 saved as a forest the size of Paris, San Francisco, and Barcelona - combined. ©2021 98

Management Team & Board



Horace Luke
Founder, CEO and Chairman

htc — Chief Innovation Officer
Microsoft — Xbox & Windows Creative Director



Bruce Aitken
Chief Financial Officer

amazon — China Devices GM
intel — China CFO



Ming-I Peng
Chief Product Officer

MEDIATEK — Global Marketing
BlackBerry — Asia Marketing



Pass Liao
GM, Platform Partnership

IKEA, Ford — Asia Quality Director



Alan Pan
GM, Gogoro Network®

htc — VP Commercialization



Kirk James
Chief Brand Officer

cinco — Founder, CCO
NIKE — Creative Director

Backed by

~2,000 Employees

Including
~380 Engineers
~170 Network Operations
~550 Manufacturing
~445 Sales and Services



Michael Splinter
Gogoro, Independent Board Member
Nasdaq, Chairman
TSMC, Independent Board Member

Nasdaq — Chairman
APPLIED MATERIALS — CEO
intel — EVP



Yoshi Yamada
Gogoro, Independent Board Member

TESLA — Head of Giga Factory
Panasonic — EVP



Hui-Ming Cheng
Gogoro, Independent Board Member

htc — CFO
Taiwan Mobile — CFO

gogoro ©2021
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LET’S GO! 100 ©2021 100